PLEDGE AGREEMENT

THIS AGREEMENT dated for reference the 5th day of March, 1997.

AMONG:

            HAZEL VENTURES LTD., a company incorporated under the laws of the British Virgin Islands with registered offices at Tropic Isle Building, Wickhams Cay, Road Town, Tortola, British Virgin Islands

             (hereinafter called the "Hazel Ventures")

                                                     OF THE FIRST PART

AND:

            SEVEN SEAS PETROLEUM INC., a company continued under the laws of the Yukon Territory with registered offices at 3081 Third Avenue, Whitehorse, Yukon Territory, Canada V1A 4Z7

            (hereinafter called "SSPI")

                                                     OF THE SECOND PART

AND:

            SEVEN SEAS PETROLEUM COLOMBIA INC., a company incorporated under the laws of the Cayman Islands with a business address at 1900 Post Oak Boulevard, Suite 960, Houston, Texas, 77056, in the United States of America

            (hereinafter called "SSPC")

                                                     OF THE THIRD PART

AND:

            INTEGRO TRUST (BVI LIMITED), a company incorporated under the laws of the British Virgin Islands with a business address at Tropic Isle Building, Wickhams Cay, Road Town, Tortola, British Virgin Islands

            (hereinafter called the "Agent")

                                                     OF THE FOURTH PART
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                                     - 2 -

WHEREAS:

A. SSPI, SSPC and Hazel Ventures have entered into a share purchase agreement dated for reference February 14, 1997 (the "Share Purchase Agreement"), whereby SSPI has agreed to acquire all the issued and outstanding shares of Petrolinson S.A. ("Petrolinson") in consideration of the issuance to Hazel Ventures, as vendor, of one million common shares in the capital of SSPI (the "SSPI Shares");

B. Under the terms of the Share Purchase Agreement, Hazel Ventures has agreed to provide certain indemnities (the "Indemnities") to SSPI and SSPC and as security therefor has agreed to pledge the SSPI Shares; and

C. The Agent has agreed to undertake and perform its duties according to the terms and conditions hereof.

            NOW THEREFORE THIS AGREEMSNT WITNESSES that in consideration of the premises and mutual covenants and agreements herein contained, and for good and other valuable consideration, the parties hereby agree as follows:

1. In this Agreement, including the schedules hereto, except as otherwise expressly provided:

      (a) "Agreement" means this agreement, including the preamble hereto, as it may from time to time be supplemented or amended;

      (b) "Association Contracts" shall have the meaning assigned thereto in the Share Purchase Agreement;

      (c) "Certificates" means the share certificate or certificates representing the SSPI Shares;

      (d) "Closing Date" shall have the meaning assigned thereto in the Share Purchase Agreement;

      (e) "Pledged Assets" means: (i) the SSPI Shares delivered to the Agent hereunder and the accompanying Powers, (ii) the balance of funds, if any, in the Escrow Account and all interest earned thereon, and
            (iii) any other property which may be substituted therefor;

      (f)   "Account" shall have the meaning assigned thereto in Section 3;

      (g)   "Release Date" shall have the meaning assigned thereto in Section 4;
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                                     - 3 -

      (h) "Market Price" means the average closing price of SSPI's listed common shares on The Toronto Stock Exchange on the ten trading days immediately preceding the time for determination of such Market Price;

      (i) "Petrolinson" shall have the meaning assigned thereto in the preamble to this Agreement;

      (j)   "Powers" shall have the meaning assigned thereto in Section 2;

      (k) "SSPI Shares" shall have the meaning assigned thereto in the preamble to this Agreement;

      (1) all references in this Agreement to a designated "Section" or other subdivision or to a Schedule are to the designated Section or other subdivision of, or Schedule to, this Agreement;

      (m) the words "herein", "thereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and

      (n) the singular of any term includes the plural, and vice versa; the use of any term is equally applicable to any gender and, where applicable, a body corporate; the word "or" is not exclusive and the word "including" is not limiting (whether or not non-limiting language, such as "without limitation" or "but not limited to" or words of similar import, is used with reference thereto).

2. On the Closing Date, as security for the Indemnities, Hazel Ventures shall cause to be delivered to the Agent Certificates representing the SSPI Shares, together with undated irrevocable stock transfer powers (the "Powers") duly executed in blank by Hazel Ventures.

3. All dividends declared and distributed in respect of the SSPI Shares shall be deposited with the Agent and held pursuant to the terms hereof. The Agent agrees to hold and dispose of the Certificates and the Powers and any funds which may be delivered to the Agent as contemplated in this Agreement and to establish and maintain a separate, interest-bearing trust account with a reputable bank for any such funds (the "Account"). The Agent's possession of the Pledged Assets shall be considered possession as agent for SSPI and SSPC for purposes of continuing the perfection of SSPI and SSPC's security interest therein (although the Agent's responsibilities and liability for acting in such capacity shall be limited as provided herein).

4. The Agent shall hold the Pledged Assets until the earlier of the date that Petrolinson's 6% participating interest in the Association Contracts is validly transferred to SSPC or such other subsidiary of SSPI as SSPI shall elect, and 120 days after the Closing Date (such earlier date, the "Release Date"); provided, however, that in the event that the said transfer of Petrolinson's 6% participating interest in the Association Contracts is delayed beyond 120 days
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                                     - 4 -

for reasons beyond SSPI's control, the 120-day period referred to herein shall be extended to 150 days after the Closing Date and further provided that, in circumstances where an action or claim is asserted which could give rise to a liability of Hazel Ventures under the Share Purchase Agreement during the period in which the Agent is otherwise obligated to hold the Pledged Assets hereunder, the Agent shall continue to hold the Pledged Assets until such time as the action or claim is quantified by agreement between SSPI and Hazel Ventures, in which case the Agent shall continue to hold only that number of the SSPI Shares as have a Market Price equal to the quantified amount, said SSPI Shares to be held until such time as such action or claim is settled or becomes a liability certain of the Vendor under the Share Purchase Agreement, in which case the provisions of Section 5 herein shall apply in respect of such liability. Upon delivery to the Agent of notice in writing signed by an authorized representative of SSPI and an authorized representative of Hazel Ventures that the Release Date has occurred, the Agent shall deliver the Pledged Assets to Hazel Ventures, and in this regard SSPI covenants and agrees that it will act promptly in furnishing such notice to the Agent upon occurrence of the Release Date.

5. In the event Hazel Ventures shall become liable or obligated to SSPI and/or SSPC under the Share Purchase Agreement, Hazel Ventures may, at its option, pay the amount of such liability to SSPI and/or SSPC, as the case may be. In the event Hazel Ventures does not pay the said amount with ten (10) days after the liability has become fixed under the procedures set forth in Section 7 and receipt by Hazel Ventures of written notice from SSPI and/or SSPC specifying the amount due and the facts giving rise to such liability of Hazel Ventures, SSPI and/or SSPC, as the case may be, may look to the Pledged Assets for discharge of such liability of Hazel Ventures without, however, in any way releasing or satisfying any liability of Hazel Ventures under the Share Purchase Agreement except to the extent that such liability shall have been satisfied by the Pledged Assets.

6. Subject to the limitations set forth in Section 5, SSPI and/or SSPC, as the case may be, shall be entitled to receive Pledged Assets to the extent necessary to satisfy any and all liabilities of Hazel Ventures under the Share Purchase Agreement. Without limiting the generality of the foregoing, SSPI and/or SSPC, as the case may be, shall be entitled to claim SSPI Shares having an aggregate Market Price sufficient to satisfy the liabilities of Hazel Ventures under the Share Purchase Agreement.

7. Each claim by SSPI and/or SSPC for indemnification under the Share Purchase Agreement shall be made by notice to the Agent with a copy of such notice to Hazel Ventures, stating the nature and amount of the claim. Any claim based upon a final judgment, decree or award of a court of competent jurisdiction requiring the payment of money by SSPI, SSPC or any of their respective officers or directors, shall be conclusive as to the amount of such claim, provided a certified copy of such judgment, decree or award. Any claim shall be settled in all respects thirty (30) days after receipt by the Agent of notice thereof, unless within such period the Agent and SSPI and/or SSPC, as the case may be, shall have received from Hazel Ventures written notice questioning the propriety of the claim, in which case such claim, unless settled by mutual agreement between SSPI and Hazel Ventures, shall be promptly referred by the Agent to a single arbitrator to be mutually agreed to between SSPI and Hazel Ventures, whose decision shall be conclusive and binding upon the parties hereto.
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                                     - 5 -

8. The Agent shall not be liable for any loss arising out of any act or omission to act, or for any error in judgement, in the execution of the agency created by this Agreement, except in the case of gross negligence or wilful misconduct of the Agent or its employees.

9. The Agent shall not be required to give any bond or other security for the faithful or due performance of its duties under the agency created by this Agreement.

10. The Agent shall be entitled to charge and be paid all usual or proper professional and other charges for any business or act done in the execution of the agency created by this Agreement.

11. SSPI and Hazel Ventures agree, severally and jointly, to hold the Agent harmless and to indemnify the Agent against any loss, liability, expense (including reasonable legal fees and expenses), claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for gross negligence or wilful misconduct of the Agent or its employees. The foregoing indemnities in this Section shall survive the resignation or removal of the Agent or the termination of this Agreement.

12. The Agent is not a party to, and is not bound by, any provisions which may be evidenced by, or arise out of, any agreement other than as therein set forth under the express provisions of this Agreement.

13. The Agent acts hereunder as a trustee only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the documents deposited with it, or for the form or execution of any documents, or for the identity or authority or right of any person or party executing them.

14. The Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document apparently signed by the proper person or party.

15. In the event of any disagreement between any of the parties to this Agreement, or between them or any of them and any other person, resulting in demands or adverse claims being made in connection with or for any asset involved herein or affected hereby, the Agent shall be entitled, at its discretion, to refuse to comply with any demands or claims on it, as long as such disagreement shall continue, and in so refusing the Agent may make no delivery or other disposition of any asset involved herein or affected hereby, and in so doing, the Agent shall not be or become liable in any way or to any person or party for its failure or refusal to comply with such conflicting demands or adverse claims, and it shall be entitled to continue so to refrain from acting and so to refuse to act until the rights of such persons or parties shall have been finalLy adjudicated in a court assuming and having jurisdiction on the asset involved herein or affected hereby, or all differences shall have been adjusted by agreement and the Agent shall have been notified thereof in writing signed by all persons and parties interested.

16. The existence of this Agreement and the terms and conditions hereof are intended to be confidential and are not to be discussed with or disclosed to any third party, except:
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                                     - 6 -

      (a)   with the express prior written consent of the other parties hereto;

      (b) as may be required or appropriate in response to any summons, subpoena or discovery order or to comply with any applicable law, order, regulation or ruling;

      (c) as SSPI and Hazel Ventures, or their designees, reasonably deems appropriate in order to conduct due diligence, title or other investigation relating to the transactions contemplated in the Share Purchase Agreement; or

      (d) as may be required by SSPI to be disclosed in a press release pursuant to applicable securities laws, or the policies, rules or regulations of The Toronto Stock Exchange or any other stock exchange on which SSPI's shares are listed.

17. This Agreement may be executed in any number of facsimile counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same document.

18. Time is of the essence of this Agreement.

19. The parties will execute and deliver such further documents and instruments and do all such acts and things as may be reasonably necessary or requisite to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated by this Agreement.

20. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

21. Any notice required or permitted to be given under this Agreement will be validly given if in writing and delivered or sent by pre-paid registered mail, to the following addresses:

      (a)   If to Hazel Ventures:

                   HAZEL VENTURES LTD.
                   Tropic Isle Building
                   Williams Cay
                   Road Town, Tortola
                   British Virgin Islands
                   Attention: Selena Gibson

                   Facsimile Number: 809 492 2704
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      (b)   If to SSPI:

                  SEVEN SEAS PETROLEUM INC.
                  Suite 960 - 1900 Post Oak Boulevard
                  Houston, Texas 77056
                  U.S.A.
                  Attention: Timothy Stephens

                  Facsimile Number: 713-621-9770

      (c)   If to the Agent:

                  INTEGRO TRUST (BVI LIMITED)
                  Tropic Isle Building
                  Williams Cay
                  Road Town, Tortola
                  British Virgin, Islands
                  Attention: Selena Gibson

                  Facsimile Number: 809 492 2704

or to such other address as any party may specify by notice in writing to the other parties.

22. Any notice delivered on a business day pursuant to Section 21 will be deemed conclusively to have been effectively given on the date notice was delivered.

23. Any notice sent by prepaid registered mail pursuant to Section 21 will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

24. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties will attorn to the Courts thereof.

            IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.

HAZEL VENTURES LTD.

Per: /s/ SIGNATURE ILLEGIBLE
      Authorized Signatory
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SEVEN SEAS PETROLEUM COLOMBIA INC.

Per: /s/ SIGNATURE ILLEGIBLE
      Authorized Signatory

SEVEN SEAS PETROLEUM INC.

Per: /s/ SIGNATURE ILLEGIBLE
      Authorized Signatory

INTEGRO TRUST (BVI LIMITED)

Per: /s/ SIGNATURE ILLEGIBLE
      Authorized Signatory